Exhibit 20.1

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-2

Monthly Servicing Report

Collection Period	30
Settlement Period Begin Date	3/1/2006
Settlement Period End Date	3/31/2006
Distribution Date	4/17/2006

	End Of Period	Beginning Of Period
Portfolio Information

1. Balances
Pool Balance	2,593,799,920.45	2,510,976,864.29
Adjusted Pool Balance	2,554,892,921.64	2,473,312,211.33
Required Pool Balance	2,387,254,138.86	2,391,814,580.32

Trust Available Subordinated Amount	277,629,298.86	282,189,740.32
Required Subordinated Amount	277,629,298.86	282,189,740.32
Incremental Subordinated Amount	60,936,872.06	65,497,313.52
Transferor Amount	524,091,046.13	469,835,408.85

2. Portfolio Composition
Top 3 dealers
0-90 days past due (0 = current)	258,995,467.85	256,949,609.09
91+ day past due receivable balance	54,668.60	75,294.13
Total	259,050,136.45	257,024,903.22
Rest of the dealers
0-90 days past due (0 = current)	115,826,317.82	113,574,198.33
91+ day past due receivable balance	0.00	3,616.00
Total	115,826,317.82	113,577,814.33
Used Equipment
0-90 days past due (0 = current)	356,005,688.90	356,154,991.12
91+ day past due receivable balance	742,027.76	2,594,533.56
Total	356,747,716.66	358,749,524.68
Rental Equipment
0-90 days past due (0 = current)	313,940,209.46	297,791,999.56
91+ day past due receivable balance	71,718.05	518,418.03
Total	314,011,927.51	298,310,417.59

3. Overconcentrations
Dealer Overconcentration Amount due to 2.25% limit on top 3 dealers	111,872,597.75	112,688,926.92
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (40% limit)	0.00	0.00
Rental Overconcentration Amount due to 12% limit on rental receivables	2,755,937.06	0.00

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount of Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	545,812,575.89
New Principal Receivables	688,684,735.48
Receivables Added for Additional Accounts	5,122,412.54
Net Loss	859,227.92
Monthly Dilution Amount	59,189,875.51
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	545,812,575.89
Reallocated Yield Amount	8,187,188.64
Series Allocable Principal Collections	537,625,387.25
Principal Allocation Percentage of Series Allocable Principal Collections	91.12%

3. Non-principal Collections
Interest Collections	18,016,454.34
Reallocated Yield Amount	8,187,188.64
Series Allocable Interest Collections	26,203,642.98
Floating Allocation Percentage of Series Allocable Interest Collections	91.12%

4. Investment Proceeds
Collection Account Investment Earnings	2,722.00
Reserve Account Investment Earnings	129,229.12
Principal Funding Account Investment Earnings	0.00
Interest Funding Account Investment Earnings	43,844.84
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	175,795.96

5. Miscellaneous Payments to the issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	2,572,771,569.68
1-30 days past due	4,374,142.00
31-60 days past due	10,959,880.57
61-90 days past due	1,200,235.03
91-120 days past due	24,309.25
120+ days past due	4,469,783.92
Total	2,593,799,920.45

2. Sold Out of Trust
0-90 days past due (0 = current)	4,357,244.11
91+ day past due receivable balance	202,375.32
Total	4,559,619.43

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2005-1 and 2003-3

Monthly Servicing Report

Collection Period	30
Settlement Period Begin Date	3/1/2006
Settlement Period End Date	3/31/2006
Distribution Date	4/17/2006

	End Of Period	Beginning Of Period
Portfolio Information

1. Balances
Pool Balance	2,593,799,920.45	2,510,976,864.29
Adjusted Pool Balance	2,554,892,921.64	2,473,312,211.33
Required Pool Balance	2,387,254,138.86	2,391,814,580.32

Trust Available Subordinated Amount	277,629,298.86	282,189,740.32
Required Subordinated Amount	277,629,298.86	282,189,740.32
Incremental Subordinated Amount	60,936,872.06	65,497,313.52
Transferor Amount	524,091,046.13	469,835,408.85

2. Portfolio Composition
Top dealer
0-90 days past due (0 = current)	170,233,095.96	169,185,906.37
91+ day past due receivable balance	0.00	0.00
Total	170,233,095.96	169,185,906.37
Next 2 dealers
0-90 days past due (0 = current)	88,762,371.89	87,763,702.72
91+ day past due receivable balance	54,668.60	75,294.13
Total	88,817,040.49	87,838,996.85
Rest of the dealers
0-90 days past due (0 = current)	115,826,317.82	113,574,198.33
91+ day past due receivable balance	0.00	3,616.00
Total	115,826,317.82	113,577,814.33
Used Equipment
0-90 days past due (0 = current)	356,005,688.90	356,154,991.12
91+ day past due receivable balance	742,027.76	2,594,533.56
Total	356,747,716.66	358,749,524.68
Rental Equipment
0-90 days past due (0 = current)	313,940,209.46	297,791,999.56
91+ day past due receivable balance	71,718.05	518,418.03
Total	314,011,927.51	298,310,417.59

3. Overconcentrations
Dealer Overconcentration Amount due to 4.5% limit on the top dealer	53,512,099.54	56,191,947.48
Dealer Overconcentration Amount due to 2.25% limit on the following 2 dealers	0.00	0.00
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (30% limit)	0.00	0.00
Rental Overconcentration Amount due to 15% limit on rental receivables	0.00	0.00

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount of Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	545,812,575.89
New Principal Receivables	688,684,735.48
Receivables Added for Additional Accounts	5,122,412.54
Net Loss	859,227.92
Monthly Dilution Amount	59,189,875.51
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	545,812,575.89
Reallocated Yield Amount	8,187,188.64
Series Allocable Principal Collections	537,625,387.25
Principal Allocation Percentage of Series Allocable Principal Collections	91.12%

3. Non-principal Collections
Interest Collections	18,016,454.34
Reallocated Yield Amount	8,187,188.64
Series Allocable Interest Collections	26,203,642.98
Floating Allocation Percentage of Series Allocable Interest Collections	91.12%

4. Investment Proceeds
Collection Account Investment Earnings	2,722.00
Reserve Account Investment Earnings	129,229.12
Principal Funding Account Investment Earnings	0.00
Interest Funding Account Investment Earnings	43,844.84
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	175,795.96

5. Miscellaneous Payments to the issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	2,572,771,569.68
1-30 days past due	4,374,142.00
31-60 days past due	10,959,880.57
61-90 days past due	1,200,235.03
91-120 days past due	24,309.25
120+ days past due	4,469,783.92
Total	2,593,799,920.45

2. Sold Out of Trust
0-90 days past due (0 = current)	4,357,244.11
91+ day past due receivable balance	202,375.32
Total	4,559,619.43

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes

Monthly Servicing Report

Collection Period	30
Settlement Period Begin Date	3/1/2006
Settlement Period End Date	3/31/2006
Distribution Date	4/17/2006

Early Amortization Events

1. Failure by the Servicer to :
a. Make a payment or deposit required by the TSA(1).	N
b. To deliver a Payment Date Statement on the date required under the TSA(1)	N
c. To comply with its agreement not to create a lien on a receivable.	N
d. To observe other agreements in the TSA(1)	N
2. Material breach of certain representations, warranties or covenants not cured within 60 days.	N
3. Occurrence of an Insolvency Event relating to CNH Global N.V., Case, LLC or New Holland North America, Inc.	N
4. Failure to convey Receivables in Additional Accounts with 5 business days.	N

5. Available Subordinated Amount less than Required Subordination amount provided that reductions in Available Subordinated Amount used to pay interest due to LIBOR being equal to or greater than PRIME for 30 consecutive days.

N
6. Servicer Default.	N
7. Issuer becomes an ‘Investment Company’.	N
8. Events of Default under the indenture
a. Issuer’s failure to pay interest on any note for 35 days.	N
b. Issuer’s failure to pay the stated principal amount by its legal final maturity date.	N
c. Issuer becomes bankrupt.	N

Is the Transferor Amount less than than the Trust Available Subordination Amount?	N
Is the Adjusted Pool Balance less than the Required Pool Balance?	N
Is the balance in the Excess Funding Account greater than 30% of Adjusted Pool Balance in the last 3 consecutive collection periods?	N
Is the 3 month average of the Monthly Payment Rate less than 14%?	N

Early Amortization Event Triggered	N

Reconciliation

1. Reconciliation Of Collection Account
Transfers Into Collection Account
Principal Collections	545,812,575.89
Interest Collections	18,016,454.34
Principal Recoveries	0.00
Reserve Account Draw	0.00
Reserve Account deposits due to VFN Draws	0.00
Excess Funding Account Draw	0.00
Principal Funding Account Draw	0.00
Investment Proceeds	175,795.96
Available Subordinated Amount Draws	0.00
Adjustment Payment	0.00
Transferor Deposit Amount	0.00
Proceeds from 2005 series	0.00
Total Transfers into Collection Account	564,004,826.19
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	9,085,579.45
Principal Paid	0.00
Commitment Fees Paid	0.00
Claims for Application Paid	0.00
Reserve Account Deposit Amount	0.00
Excess Funding Account Deposit	0.00
Principal Funding Account Deposit	0.00
Backup Servicing Fees Paid	31,387.21
Servicing Fees	1,643,010.00
To CNH	553,244,849.52
Total Transfers from Collection Account	564,004,826.19
Difference	0.00

2. Reconciliation of Excess Funding Account
Beginning Balance of Excess Funding Account	0.00
Transfers Into Excess Funding Account
Additions in connection with a reduction in Receivables	0.00
Additions in connection with a reduction in Available Subordination Amount	0.00
Excess Funding Account Investment Income	0.00
Total Transfers into Excess Funding Account	0.00
Distributions From Excess Funding Account
Transfer of Investment Income to Collection Account	0.00
Transfers to Principal Funding Account	0.00
Transfers to Residual Holder	0.00
Total Transfers from Excess Funding Account	0.00
Ending Balance	0.00

(1) Transfer and Servicing Agreement

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-2

Monthly Servicer Report

Collection Period	30
Settlement Period Begin Date	3/1/2006
Settlement Period End Date	3/31/2006
Distribution Date	4/17/2006

Period	Revolving Period

	Orig.	Current		Interest
	Balance	Balance	Coupon	Paid	Principal Paid
A	485,787,000.00	485,787,000.00	5.04875%	2,248,232.36	0.00
B	35,825,000.00	35,825,000.00	5.74875%	188,786.55	0.00

Allocation Percentages
Floating Allocation Percentage	24.23%
Principal Allocation Percentage	24.23%

Required Payments
Series 2003-2 Monthly Interest & Interest Shortfall	2,437,018.91
Monthly Servicing Fee	434,676.67
Monthly Backup Servicing Fee	8,346.27
Controlled Accumulation Amount	0.00
Total Required Payments	2,880,041.85

Series 2003-2 Share of Available Funds
Interest Collections	6,350,140.89
Principal Collections	130,273,578.83
Reserve Account Investment Proceeds	19,623.02
Principal Funding Account Investment Proceeds	0.00
Interest Funding Account Investment Proceeds	11,677.83
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal Collections from Other Series	0.00
Draws from Principal Funding Account	0.00
Total Available Funds	136,655,020.57

Current Period Payments
Series 2003-2Monthly Interest and Past Interest Shortfall	2,437,018.91
Servicing Fee	434,676.67
Reimbursement of Chargeoffs & Monthly Dilution	208,202.03
Controlled Deposit Amount	0.00
Principal Paid	0.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2003-2 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Backup Servicing Fees Paid	8,346.27
Excess Interest Collections made available to other series	3,293,197.86
Excess Principal Collections made available to other series	130,481,780.86
Total Payments	136,863,222.59

Current Period Interest Shortfall
Series 2003-1Monthly Interest Shortfall	0.00
Servicing Fee Shortfall	0.00
Backup Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Collateral Amount
Beginning Collateral Amount	521,612,000.00
Reductions to Collateral Amount	0.00
Reinstatements due to previous reductions	0.00
Ending Collateral Amount	521,612,000.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	208,202.03
Reimbursement of Chargeoffs & Monthly Dilution	208,202.03
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Total transfers into the Principal Funding Account	0.00

Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	5,216,120.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	19,623.02
Total Transfers into Reserve Fund	19,623.02

Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	19,623.02
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	19,623.02
Ending Balance	5,216,120.00

Reconciliation Of Collection Account for Series 2003-2
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	136,655,020.57
Investor Default Amount (included in transfer of daily noteholder collections)	208,202.03
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	136,863,222.59
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	2,437,018.91
Chargeoff reimbursements	208,202.03
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Servicing Fees	434,676.67
Backup Servicing Fees	8,346.27
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	133,774,978.72
Total Transfers from Collection Account	136,863,222.59
Difference	0.00

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2005-1

Monthly Servicer Report

Collection Period	9
Settlement Period Begin Date	3/1/2006
Settlement Period End Date	3/31/2006
Distribution Date	4/17/2006

Period	Revolving Period

	Orig.	Current		Interest
	Balance	Balance	Coupon	Paid	Principal Paid
A	698,489,000.00	698,489,000.00	4.85875%	3,110,968.14	0.00
B	51,511,000.00	51,511,000.00	5.14875%	243,115.82	0.00

Allocation Percentages
Floating Allocation Percentage	34.08%
Principal Allocation Percentage	34.08%

Required Payments
Series 2005-1 Monthly Interest & Interest Shortfall	3,354,083.97
Monthly Backup Servicing Fee	11,738.51
Monthly Servicing Fee	625,000.00
Controlled Accumulation Amount	0.00
Total Required Payments	3,990,822.47

Series 2005-1 Share of Available Funds
Interest Collections	8,931,075.00
Principal Collections	183,221,620.32
Reserve Account Investment Proceeds	56,940.82
Principal Funding Account Investment Proceeds	0.00
Interest Funding Account Investment Proceeds	16,673.22
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal Collections from Other Series	0.00
Draws from Principal Funding Account	0.00
Total Available Funds	192,226,309.36

Current Period Payments
Series 2005-1Monthly Interest and Past Interest Shortfall	3,354,083.97
Monthly Backup Servicing Fee	11,738.51
Monthly Servicing Fee	625,000.00
Reimbursement of Chargeoffs & Monthly Dilution	292,823.10
Controlled Deposit Amount	0.00
Principal Paid	0.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2005-1 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Excess Interest Collections made available to other series	4,721,043.46
Excess Principal Collections made available to other series	183,514,443.42
Total Payments	192,519,132.46

Current Period Interest Shortfall
Series 2003-1Monthly Interest Shortfall	0.00
Backup Servicing Fee Shortfall	0.00
Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Collateral Amount
Beginning Collateral Amount	750,000,000.00
Reductions to Collateral Amount	0.00
Reinstatements due to previous reductions	0.00
Ending Collateral Amount	750,000,000.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	292,823.10
Reimbursement of Chargeoffs & Monthly Dilution	292,823.10
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Total transfers into the Principal Funding Account	0.00

Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	15,000,000.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	56,940.82
Total Transfers into Reserve Fund	56,940.82

Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	56,940.82
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	56,940.82
Ending Balance	15,000,000.00

Reconciliation Of Collection Account for Series 2005-1
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	192,226,309.36
Investor Default Amount (included in transfer of daily noteholder collections)	292,823.10
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	192,519,132.46
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	3,354,083.97
Chargeoff reimbursements	292,823.10
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Backup Servicing Fees	11,738.51
Servicing Fees	625,000.00
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	188,235,486.89
Total Transfers from Collection Account	192,519,132.46
Difference	0.00